UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2011 (February 14, 2012)

ABERCROMBIE & FITCH CO.

(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio 43054

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (614) 283-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 15, 2012, Abercrombie & Fitch Co. (the “Registrant”) issued a press release (the “Release”) reporting the Registrant’s unaudited financial results for the thirteen weeks (quarterly period) and fifty-two weeks (fiscal year) ended January 28, 2012. A copy of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Registrant also made available in conjunction with the Release additional unaudited quarterly financial information as of and for the quarterly periods in the fiscal years ended January 28, 2012 and January 29, 2011. Additional financial information was made available for the fiscal years ended January 30, 2010, January 31, 2009 and February 2, 2008. The additional financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Registrant also made available in conjunction with the Release an investor presentation of results for the quarterly period and fiscal year ended January 28, 2012. The presentation, which is available under the “Investor Presentations” tab in the “Investors” section of the Registrant’s website, located at www.abercrombie.com, is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The Registrant’s management conducted a conference call on February 15, 2012, at approximately 8:30 a.m., Eastern Time, to review the Registrant’s financial results for the thirteen week and fifty-two week periods ended January 28, 2012. A copy of the transcript of the conference call is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.06. Material Impairments.

Based on the impact of current sales trends on the profitability of a number of stores, the Registrant recorded asset impairment charges of $68.0 million in connection with the fiscal year-end review of long-lived store assets. The impairment charge, which was recorded in respect of the thirteen weeks ended January 28, 2012 is related to long-lived store assets associated with 14 Abercrombie & Fitch Store, 21 abercrombie kids store, 42 Hollister stores and two Gilly Hicks stores. The Registrant also recorded charges for write-downs of store-related long-lived assets of $14.7 million, related to the reconfiguration of three flagship stores, Fukuoka, Ginza and SoHo, and a small write-off related to a cancelled flagship project.

Item 8.01. Other Events.

In the Release, the Registrant noted it recorded charges of $19.0 million related to store closures and lease exits, charges of $10.0 million associated with legal settlements during the quarter, and charges of $13.4 million related to a change in intent regarding the Company’s auction rate securities.

In the Release, the Registrant also announced that the Board of Directors of the Registrant had declared a quarterly cash dividend of $0.175 per share in respect of the Registrant’s Class A Common Stock. The dividend was declared on February 14, 2012 and is payable on March 13, 2012 to shareholders of record at the close of business on February 27, 2012.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued by Abercrombie & Fitch Co. on February 15, 2012

99.2	Additional Unaudited Quarterly and Fiscal 2011 Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on February 15, 2012

99.3	Investor presentation of results for the quarterly period and fiscal year ended January 28, 2012 made available by Abercrombie & Fitch Co. with the Press Release issued on February 15, 2012

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on February 15, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: February 21, 2012	By:	/s/ Jonathan E. Ramsden
Jonathan E. Ramsden
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated February 21, 2012

Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	Press Release issued by Abercrombie & Fitch Co. on February 15, 2012

99.2	Additional Unaudited Quarterly and Year-to-Date Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on February 15, 2012

99.3	Investor presentation of results for the quarterly period ended January 28, 2012 and for Fiscal 2011 year-to-date made available by Abercrombie & Fitch Co. with the Press Release issued on February 15, 2012

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on February 15, 2012

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